Exhibit 10.26

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is entered into by and among Ocean Ridge Capital Advisors, LLC, as trustee (the “Trustee”) of the WCI Communities, Inc. Creditor Trust (the “Trust”), and WCI Communities, Inc. (f/k/a WCI 2009 Corporation), a Delaware corporation (the “Company”), as of July 2, 2013.  Each of the Trust and the Company is sometimes referred to herein as a “Party” and collectively as the “Parties” to this Agreement.

Recitals

WHEREAS, the Company and certain other entities were the subject of chapter 11 proceedings jointly administered in the United States Bankruptcy Court for the District of Delaware (“Bankruptcy Court”) under the lead case styled In re WCI Communities, Inc., Case No. 08-11643; and

WHEREAS, the Trust was created pursuant to the terms of that certain Second Amended Joint Chapter 11 Plan of Reorganization for WCI Communities, Inc. and Its Affiliated Debtors (as confirmed by the Bankruptcy Court on August 26, 2009, the “Plan”) and the WCI Communities, Inc. Creditor Trust Agreement dated as of August 31, 2009 (the “Trust Agreement”); and

WHEREAS, in accordance with the terms of the Plan, the Trust was funded with certain assets, including the New WCI Preferred A Stock referenced in the Plan and Trust Agreement, which is represented by ten thousand (10,000) shares of Series A Preferred Stock of the Company (the “Subject Shares”); and

WHEREAS, the Company desires to exchange the Subject Shares, and the Trust desires to transfer to Company the Subject Shares, for the Exchange Shares defined below, all subject to the terms and provisions of this Agreement.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.         Transfer of Subject Shares.  The Trustee, on behalf of the Trust, agrees to transfer the Subject Shares to the Company on the Closing Date (as defined in Section 3 below) in accordance with the terms of Section 5.

2.         Exchange Shares.  The transfer consideration for the Subject Shares shall be Eighty-Seven Thousand Seven Hundred Fifty (87,750) shares (the “Exchange Shares”) of the Company’s common stock.  The Company shall deliver to the Trust the Exchange Shares on the Closing Date in accordance with the terms of Section 4.

3.         Closing Date.  The closing of the transactions contemplated by this Agreement shall occur on July 3, 2013 (the “Closing Date”), it being understood and agreed that time is of the essence.

4.         Deliveries of the Company.  On the Closing Date, the Company shall cause American Stock Transfer & Trust Company, LLC, the Company’s transfer agent (“Transfer Agent”), to issue the Exchange Shares in book-entry form to the Trust for the account of the Trust with Transfer Agent (Account Number 1000000248). Transfer Agent shall be instructed to confirm by email to (a) Company, (b) the Trust, (c) counsel to the Trust as shown on the signature page below, and (d) the Escrow Agent (as defined below), when the issuance and delivery of the 87,750 common shares (representing the Exchange Shares) to the Trust has been completed (“Transfer Agent Notice”).

5.         Deliveries by the Trust.  Within one business day prior to the Closing Date, the Trust shall deliver to Latham & Watkins as escrow agent (“Escrow Agent”) via email to senet.bischoff@lw.com (Senet Bischoff) and overnight delivery, a fully executed and notarized copy of the WCI Communities, Inc. Transfer of Ownership Form (Stock Power) attached hereto as “Exhibit A” (Transfer Form”). Such delivery shall be made to:

Latham & Watkins

Attn: Senet Bischoff Esq.

885 Third Avenue

New York, N.Y. 10022

Upon receipt of the Transfer Agent Notice on the Closing Date, the Escrow Agent shall release and deliver the Transfer Form to Company.

6.         Representations and Warranties of the Trust.  The Trust, for itself and on behalf of its beneficiaries and assigns, represents and warrants to the Company that the statements contained in this Section 6 are true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date, it being agreed that the Company is relying on each statement.

(a)        The Trust understands that the Exchange Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and that, accordingly, the Exchange Shares cannot be sold, transferred, pledged, hypothecated, assigned or otherwise disposed of unless such Exchange Shares are registered under the Securities Act, or if in the opinion of counsel satisfactory to the Company, such sale, transfer, pledge, hypothecation, assignment or disposition is exempt from such registration requirements.  The Trust understands that there is no public market for any of the Exchange Shares and no assurance can be given that any public market will ever develop, or if developed that any such market will be sustained.  The Trust understands that the Trust may have to hold the Exchange Shares for an indefinite period of time, and that the Trust might have to bear the complete economic loss of its investment in the Company.

(b)        The Trust represents that it has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement.  The Trust is a sophisticated investor by virtue of, among other things, prior investments made by the Trust or on the Trust’s behalf or through entities which the Trust, alone or with others, controls.  The Trust, by or through its principals or other individuals responsible for making investment decisions on behalf of the Trust, is capable of making an informed business decision with respect to an investment in the Company.

(c)        The Trust represents it has consulted with and relied upon its own investment, legal, financial and tax advisors in order to review and evaluate the tax, economic and other possible risks and/or benefits of an investment in the Company, including, whether the acquisition of the Exchange Shares will result in any adverse tax consequences to the Trust.

(d)       The Trust represents that it is an “accredited investor” as the term is defined in Rule 501 of Regulation D under the Securities Act, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Company.

(e)        The Trust is acquiring the Exchange Shares for its own account and not with a view toward further distribution in a manner that would violate the Securities Act.  Neither the Trust, nor any person or entity acting on its behalf, has taken or will take any action in connection with the transactions contemplated by this Agreement or the exchange or issuance of the Exchange Shares that would subject the issuance or exchange of the Exchange Shares to the provisions of Section 5 of the Securities Act.

(f)        The Trust has been given access to all requested Company documents, books, records, and other information, and has had adequate opportunity to ask all questions which it has deemed necessary or appropriate of, and receive answers from, the Company’s officers, employees, agents and representatives, concerning the Company and its business and the Exchange Shares.

(g)        The Trust has been furnished with any and all materials and information relating to the Company and its activities, the Exchange Shares, or anything set forth in this Agreement that the Trust has reasonably requested and which the management of the Company has been able to acquire without unreasonable effort or expense.

(h)        The Trust has had the opportunity to conduct, and has conducted, its own independent investigation of the merits and risks of an investment in the Company and in the Exchange Shares, and has consulted all third parties (including legal and tax advisers) and considered all other facts and circumstances that it has deemed necessary or appropriate to consult and consider, in connection with making an investment decision with respect to the Company and the Exchange Shares.

(i)         The Trust is authorized and otherwise duly qualified to invest in and hold the Exchange Shares and has not been formed for the specific purpose of acquiring the Exchange Shares.

(j)         No representations or warranties, written or oral, have been made to the Trust, or the Trust’s advisors, by the management of the Company with respect to the business or future prospects of the Company, the financial condition of the Company, and/or the economic, tax, or any other aspects or consequences of an investment in the Exchange Shares.

(k)        The Trust acknowledges that the Exchange Shares are being offered in a manner that is intended to comply with the requirements of Section 4(2) of the Securities Act and/or Regulation D, promulgated under the Securities Act, and that the acceptance of the Trust’s investment by the Company has been induced by the reliance of the Company on the correctness of the representations contained herein.  The Trust represents that all the information which the Trust has furnished to the Company with respect to its financial position and business experience is correct and complete as of the date of this Agreement and, if there should be any material change in such information prior to the Closing Date, the Trust will immediately furnish such revised or correct information to the Company.

(l)         THE TRUST UNDERSTANDS THAT THE MERITS OF THE EXCHANGE SHARES HAVE NOT BEEN PASSED UPON BY THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS AGREEMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(m)       THE DELIVERY OF ANY INFORMATION REGARDING THE COMPANY SHALL NOT UNDER ANY CIRCUMSTANCES CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE THEREOF.

(n)        IN MAKING AN INVESTMENT DECISION WITH RESPECT TO THE COMPANY, THE TRUST HAS (I) RELIED SOLELY ON ITS OWN EXAMINATION OF THE COMPANY, INCLUDING THE MERITS AND RISKS INVOLVED, AND (II) UNDERTAKEN ALL DUE DILIGENCE EFFORTS AND INDEPENDENT INVESTIGATIONS, AND CONSULTED ALL THIRD PARTIES, THAT IT HAS DEEMED NECESSARY OR APPROPRIATE.

(o)        THE TRUST AGREES THAT THIS AGREEMENT SHALL BE SUBJECT TO THE CONFIDENTIALITY AGREEMENT BETWEEN THE COMPANY AND THE TRUST, DATED MARCH 29, 2013.

(p)        THIS AGREEMENT DOES NOT CONTAIN ALL INFORMATION AVAILABLE WITH RESPECT TO THE COMPANY AND ITS SOLE PURPOSE IS TO ASSIST THE TRUST IN DECIDING WHETHER TO PROCEED WITH A FURTHER ANALYSIS OF THIS OPPORTUNITY.  THE TRUST HAS CONDUCTED ITS OWN ANALYSIS OF THE COMPANY.

(q)        The Trust (i) is duly organized and validly existing, (ii) has all necessary power, authority and capacity to execute and deliver this Agreement and each of the other agreements and instruments contemplated hereby (collectively, the “Ancillary Documents”) and to perform, observe and comply with all of its agreements and obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  This Agreement and the Ancillary Documents to which it is or will be a party have been or will be duly and validly executed by the Trust and, upon delivery thereof by the Trust, will constitute the legal, valid and binding obligations of the Trust, enforceable against the Trust in accordance with their terms.

(r)        None of the execution, delivery or performance by the Trust of this Agreement or any Ancillary Document to which it is or will be a party will (with or without the giving of notice, the lapse of time or both) conflict with, result in a breach or violation of or constitute a default under (a) any contract, agreement or other instrument to which the Trust is a party or (b) any law, statute, rule, regulation, ordinance, or writ to which the Trust is subject or by which it or its assets or property is bound.

(s)        No approval, consent, waiver or filing of or with any third party, including, but not limited to, any governmental bodies, agencies or instrumentalities, is required for the execution, delivery and performance by the Trust of this Agreement or any Ancillary Document to which it is or will be a party, other than such approvals, consents or waivers as have previously been obtained and are in full force and effect.

(t)        There are no suits, actions, investigations or other proceedings pending or threatened against or affecting the Trust, at law or in equity, or before or by any governmental or administrative agency or instrumentality which, if adversely determined, would have a material adverse effect upon the financial condition of the Trust or upon the Trust’s investment in the Company.

(u)        The Trust holds legal title to the Subject Shares and holds the Subject Shares free and clear of all liens, pledges, options, claims, encumbrances and other security arrangements or restrictions of any kind other than restrictions under the Trust Agreement and under the Company’s Third Amended and Restated Certificate of Incorporation, dated June 8, 2012 (the “Charter”) (collectively, “Liens”), and upon delivery of the Subject Shares to the Company pursuant to the terms of this Agreement, the Company will receive good and marketable title thereto, free and clear of any and all Liens other than restrictions under the Charter.

(v)        From and after the Closing, the Trust shall have no further right or title to or interest in the Subject Shares or any dividends, liquidation proceeds, distributions, equity interests, voting rights or other rights in respect thereof.

(w)       The Trust has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which the Company could become liable or otherwise obligated.

(x)        The Trust certifies under penalty of perjury that (i) its Taxpayer Identification Number and principal address are as set forth on the signature page hereto, (ii) the Trust is not subject to backup withholding either because the Trust has not been notified that it is subject to backup withholding as a result of a failure to report all interest or dividends or because the Internal Revenue Service has notified the Trust that it is no longer subject to backup withholding and (iii) the Trust is not a nonresident alien, foreign partnership, foreign trust or foreign estate.

(y)        The Trust acknowledges that due to anti-terrorism and anti-money laundering regulations, the Company or any administrator acting on behalf of the Company may require further documentation verifying the Trust’s identity before this Agreement can be processed or accepted.  To comply with applicable U.S. legislation and regulations, including but not limited to the International Anti-Money Laundering and Financial Anti-Terrorism Abatement Act of 2001 (Title III of the USA PATRIOT Act), the Trust agrees that all payments by the Trust to the Company and all distributions to the Trust from the Company will only be made in the Trust’s name and to and from a bank account of a bank based or incorporated in or formed under the laws of the United States or a bank that is not a “foreign shell bank” within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended from time to time.  The Trust further agrees to provide the Company at any time during the term of the Company with such information in the Trust’s possession or available to it or certification as the Company determines to be necessary or appropriate to verify compliance with the anti-terrorism and anti-money laundering regulations of any applicable jurisdiction or to respond to requests for information concerning the identity of the Trust or any person directly or indirectly controlling or owning an interest in the Trust from any governmental authority, self-regulatory organization or financial institution in connection with the Company’s compliance procedures with respect to anti-terrorism and anti-money laundering regulations and to update such information as necessary.  Such information may include, but not be limited to, the name, address, telephone number, date of birth, and Social Security or taxpayer identification number of any such individual person, or of the beneficial owners of any entity.  Identity may be verified using a current valid passport or other such current valid government-issued identification (e.g., a driver’s license).  Nothing contained herein shall require the Trust to provide any information not in the Trust’s possession or available to the Trust.  The Company intends to maintain records of information used for verification of identity.  In addition, the Trust certifies that neither the Trust nor any person directly or indirectly controlling or owning any interest in the Trust is identified as a specially designated national or blocked person, or is affiliated with any such person, entity or organization on any list maintained by governmental authorities relating to anti-terrorism or anti-money laundering, including but not limited to lists maintained by the United States Treasury Department’s Office of Foreign Asset Control.  The Trust understands that any information provided to the Company may be disclosed to the United States Government by the Company.

(z)        The Trust acknowledges that the Exchange Shares shall be subject to the lock-up agreement executed by the Trust and delivered to the Company on June 6, 2013 (the “Lockup Agreement”).

(aa)      The Trust has made an independent decision to exchange its Subject Shares to the Company and has determined that it has adequate information concerning the business and financial condition of the Company in connection with its decision to exchange its Subject Shares.  The Trust understands the disadvantage to which it may be subject on account of the disparity of information between it and the Company, and further acknowledges that the Company and its affiliates may possess material, non-public information not known to the Trust regarding or relating to the Company, its affiliates or the Subject Shares.  The Trust is capable, by reason of its business or financial knowledge and experience, as well as that of its advisors, of evaluating the merits and risks of the exchange of the Subject Shares and of protecting its own interest in connection with the exchange of the Subject Shares, and the Trust acknowledges that it has had the opportunity to discuss the information available to it relating to the exchange of the Subject Shares with such advisors as it has deemed appropriate.  The Trust acknowledges that neither the Company nor any of its representatives or advisors has made any representation or warranty as to the fair market value of the Company or the Subject Shares, the Company has not given it any investment advice or rendered any opinion to it as to whether the exchange of the Subject Shares is prudent or suitable, and, except as expressly provided in Section 7 of this Agreement, it is not relying or any representation or warranty made by the Company in connection with its decision to exchange the Subject Share to the Company.

7.         Representations and Warranties of the Company.  The Company represents and warrants to the Trust that the statements contained in this Section 7 are true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date, it being agreed that the Trust is relying on each such statement.

(a)        The Company is a duly incorporated and validly existing corporation organized under the laws of the State of Delaware.  The Company is not in violation or default of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents and is duly qualified to conduct business, and is in good standing as a foreign corporation or other entity, in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, in each case, except as would not reasonably be expected to have a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”).  No action or proceeding is pending in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification, except as would not reasonably be expected to have a Material Adverse Effect.  The Company has all necessary power and capacity to execute and deliver this Agreement and the Ancillary Documents, and to perform, observe and comply with all of its agreements and obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  This Agreement and each of the Ancillary Documents to which it is or will be a party have been or will be duly and validly executed by the Company and, upon delivery thereof by the Company, will constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms.

(b)        None of the execution, delivery or performance by the Company of this Agreement or any Ancillary Document to which it is a party will (with or without the giving of notice, the lapse of time or both) conflict with, result in a breach or violation of, constitute a default under (i) its certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) any contract, agreement or other instrument to which the Company is a party or by which it or its assets or property is bound or (iii) any law, statute, rule, regulation, ordinance, writ, order or judgment to which the Company is subject or by which it or its assets or property is bound.  In addition, the execution, delivery or performance by the Company of this Agreement or any Ancillary Document to which it is a party will not (with or without the giving of notice, the lapse of time or both) result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument evidencing a Company debt or otherwise or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, except as would not reasonably be expected to have a Material Adverse Effect.

(c)        No approval, consent, waiver or filing of or with any third party, including, but not limited to, any governmental bodies, agencies or instrumentalities, is required for the execution, delivery and performance by the Company of this Agreement or any Ancillary Document to which it is or will be a party, other than such approvals, consents or waivers as have previously been obtained and are in full force and effect.

(d)       Other than to the extent made by the Trust, (i) there is no action, suit or proceeding by or before any court or governmental or other regulatory or administrative agency or commission pending, or, to the best of the Company’s knowledge, threatened against or involving the Company that  challenges the validity of this Agreement or any action taken or to be taken by the Company pursuant to this Agreement or in connection with the transaction contemplated hereby and (ii) the Company is not subject to any judgment, order or decree entered into in any lawsuit or proceeding which will have a Material Adverse Effect on the transactions contemplated hereby.

(e)        The Exchange Shares are duly authorized and, when issued, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions on transfer provided for in the ‘Charter.  No registration under the Securities Act is required for issuance of the Exchange Shares by the Company to the Trust as contemplated hereby.

(f)        No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated herein, except as provided in the Charter.  After giving effect to the transactions contemplated hereby and the issuance of the Exchange Shares, as of the date of this Agreement the Company had 1,839,706 shares of common stock issued and outstanding.  There are no dividends, distributions, recapitalizations or reorganizations, in each case other than a stock split in connection with an initial public offering of the Company’s common stock, including the payment of cash in lieu of the issuance of fractional shares in connection therewith, pending with respect to any outstanding shares of the Company’s common stock.

(g)        The Company has no liability or obligation to pay any fees or commission to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Trust could become liable or otherwise obligated.

(h)        The Company has no present intent and is not engaged in discussions with any third party to sell the Company, to sell all of the outstanding capital stock of the Company, to authorize or issue any dividends on the shares of the Company’s common stock, (other than a stock split in connection with an initial public offering of the Company’s common stock, including the payment of cash in lieu of the issuance of fractional shares in connection therewith), or to cause an event of Liquidation (as defined in Section 3 of Article Fifth of the Charter) to occur.

8.         Indemnification.  The Trust agrees to indemnify and hold harmless the Company, and of its officers, directors, agents, professional advisors, affiliates and successors, from and against all liability, damage, losses, costs and expenses (including reasonably attorney’s fees) which they may incur by reason of the breach by the Trust of any representations, warranties or covenants made by the Trust in this Agreement.  The Company agrees to indemnify and hold harmless the Trust, and of its officers, directors, agents, professional advisors, affiliates and successors, from and against all liability, damage, losses, costs and expenses (including reasonably attorney’s fees) which they may incur by reason of the breach by the Company of any representations, warranties or covenants made by the Company in this Agreement.  Notwithstanding the foregoing, neither party shall be entitled to indemnification prusuant to this section 8 with respect to any individual claim or series of related claims (arising out of the same facts and circumstances) for indemnification unless the amount of losses that are recoverable pursuant to this section 8 with respect to such claim or series of related claims equals or exceeds $100,000.

9.         Miscellaneous.

(a)        All representations, warranties and covenants set forth herein shall survive the Closing Date and delivery of the Subject Shares and Exchange Shares.

(b)        From time to time after execution of this Agreement, each party hereto shall, without additional consideration, execute and deliver such further agreements and instruments and take such other action as may be reasonably requested by any other party hereto in order to carry out the purposes of this Agreement.

(c)        This Agreement cannot be amended, supplemented or modified, nor can any provision hereof be waived, except by a written instrument signed by the party against whom enforcement of such amendment, supplement, modification or waiver is sought.

(d)       Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given (a) when delivered by hand; (b) when sent by facsimile or email (with acknowledgment of complete transmission); (c) three days after being sent by certified mail, return receipt requested or (d) one day after deposit with a nationally-recognized overnight delivery service, in each case to the addresses, email  or facsimile numbers set forth on the signature page hereof.  Each Party hereto shall be entitled to specify a different address or email address or facsimile number for the receipt of subsequent notices or other communications by giving written notice thereof to the other party in accordance with this Sub-paragraph (d).

(e)        If any term or provision of this Agreement, or the application thereof to any person, entity or circumstance, shall, to any extent, be determined to be contrary to law and unenforceable by any court of law, the remaining terms and provisions of this Agreement, and the application thereof to other persons, entities and circumstances, shall not be invalidated thereby, and each term and provision hereof shall be construed with all other remaining terms and provisions hereof to effect the intent of the parties to the fullest extent of the law.

(f)        This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

(g)        THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

(h)        EACH OF THE PARTIES HERETO HERBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUR OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(i)         This Agreement, including the other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement between the Parties hereto with respect to the subject matter hereof.

(j)         This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

(k)        This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument and, any signed counterpart shall be deemed delivered by the Party signing it if sent to the other parties hereto by facsimile transmission or electronic transmission and shall be as effective as original ink signatures for the purposes of the execution and delivery of this Agreement.

(l)         The Trust acknowledges and agrees that Company shall be permitted to disclose the terms of this Agreement and a copy of this Agreement in any and all filings with the Securities and Exchange Commission.

(m)       Neither party to this Agreement may, without the prior written consent of the other Party to this Agreement, assign, grant any security interest over, hold on trust or otherwise transfer the benefit of the whole or any part of this Agreement.

(n)        All costs in connection with the negotiation, preparation, execution and performance of this Agreement, and any documents referred to in it, including without limitation the fees and expenses of legal counsel and other advisors, will be borne by the Party that incurred the costs.

(o)        All Parties hereto agree and acknowledge that the transactions contemplated herein shall be treated as a recapitalization under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the “Code”), for all tax purposes and all Parties hereto agree to report consistently therewith, unless required by law to treat and report in a different manner.  This Agreement shall constitute a plan of reorganization for purposes of Section 368 of the Code and the Treasury regulations promulgated thereunder.

(p)        Prior to the Closing Date, the Company and the Trust shall have entered into a registration rights agreement with respect to any outstanding shares of the Company’s common stock owned by the Trust, in form and substance reasonably satisfactory to the Company and the Trust, which registration rights agreement will provide for one demand registration right by the Trust at the Company’s expense.

(q)        The Trust hereby authorizes Company to make any and all filings required in Delaware relating to the transactions contemplated hereby, and the Trust agrees to provide Company reasonable cooperation in connection therewith.

Signature pages follow.

IN WITNESS WHEREOF, each of the Parties hereto has duly executed this Agreement as of the date first above written.

/s/ Bradley E. Scher
OCEAN RIDGE CAPITAL ADVISORS, LLC,
solely in its capacity as trustee of the
WCI Communities, Inc. Creditor Trust

Address:          Ocean Ridge Capital Advisors, LLC, Trustee

Attn: Bradley E Scher, Managing Member

56 Harrison Street

Suite 203 A

New Rochelle, New York 10801

(941) 931-5287 (fax)

bscher@oceanridgecapital.com

Copy of all notices to Trust shall also be sent to counsel for the Trust:

Alan Halperin

ahalperin@halperinlaw.net

Federal Tax Identification Number: 27-6173641

WCI COMMUNITIES, INC.

By:	/s/ Russell Devendorf
	Name:	Russell Devendorf
	Title:	Sr. Vice President & CFO
Address:		24301 Walden Center Drive
Bonita Springs, FL 34134

Email: russelldevendorf@wcicommunities.com
Facsimile: 239-498-8338

Exhibit A

(See attached)

WCI COMMUNITIES, INC.

TRANSFER OF OWNERSHIP FORM

(STOCK POWER)

For value received, the WCI Communities, Inc. Creditor Trust hereby sells, assigns or transfers to:

WCI Communities, Inc.

24301 Walden Center Drive

Bonita Springs, Florida  34134

Ten Thousand (10,000) book entry shares of Series A Preferred Stock of WCI Communities, Inc. registered to:

WCI Communities, Inc. Creditor Trust

c/o Ocean Ridge Capital Advisors, LLC

56 Harrison Street, Suite 203A

Rochelle, NY  10801

Attn: Bradley E. Scher, Managing Member

In furtherance thereof, the Creditor Trust herewith and does hereby irrevocably constitute and appoint WCI Communities, Inc., Attorney to transfer the said ten thousand (10,000) shares of Series A Preferred Stock on the books of WCI Communities, Inc. with full power of substitution in the premises.

Dated:	July _____, 2013

By:
Bradley E. Scher, not individually, but solely in his capacity as managing member of Ocean Ridge Capital Advisors, LLC, as trustee of the WCI Communities, Inc. Creditor Trust
56 Harrison Street, Suite 203A
Rochelle, NY 10801

Notarization:

THE STATE OF NEW YORK
COUNTY OF

SIGNED before me on this _____ day of July, 2013 by Bradley E. Scher.

NOTARY PUBLIC, STATE OF NEW YORK